                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  JULY 29, 2003



                                LAMAR MEDIA CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-20833                72-1205791
(State or other jurisdiction         (Commission File         (IRS Employer
      of incorporation)                   Number)           Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)

                                  CO-REGISTRANT

Exact name of registrant as   State or other jurisdiction of    IRS Employer
 specified in its charter             incorporation           Identification No.
---------------------------   ------------------------------  ------------------
LAMAR ADVERTISING COMPANY               DELAWARE                 72-1449411


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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION HEREIN ALSO FURNISHED PURSUANT TO
ITEM 12)

         In connection with the filing by Lamar Media Corp. (the "Company") of a Registration Statement on Form S-4 to register $125 million of its 7 1/4% Senior Subordinated Notes due 2013, the Company is disclosing certain unaudited pro forma financial information that relates to the adoption by the Company and its parent, Lamar Advertising Company, of Statement of Financial Accounting Standard
(SFAS) No. 143, "Accounting for Asset Retirement Obligations" on January 1,
2003.

         Exhibit 99.1, which is furnished herewith and incorporated by reference herein, sets forth the effect of Lamar Advertising Company's adoption of SFAS 143 on its results of operations and financial condition for the periods presented.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 29, 2003                        LAMAR MEDIA CORP.


                                           By:      /s/ Keith Istre
                                               --------------------------------
                                               Keith Istre
                                               Chief Financial Officer

Date:  July 29, 2003                        LAMAR ADVERTISING COMPANY


                                            By:   /s/ Keith Istre
                                                -------------------------------
                                                Keith Istre
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
99.1                 Unaudited pro forma financial information of Lamar
                     Advertising Company that relates to its adoption of SFAS
                     No. 143, "Asset Retirement Obligations."


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